Fees Summary	Nov. 20, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 421,043,750.00
Previously Paid Amount	0.00
Total Fee Amount	64,461.80
Total Offset Amount	0.00
Net Fee	$ 64,461.80
Final Prospectus	false